UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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WATERSTONE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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TABLE OF CONTENTS

WATERSTONE FINANCIAL, INC.
PROXY STATEMENT
SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL 1 - THE ELECTION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION
SUMMARY OF COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT YEAR-END
OPTION EXERCISES AND STOCK VESTED
OTHER BENEFIT PLANS
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 3 - ADVISORY VOTE ON FREQUENCY OF FUTURE VOTES ON "SAY ON PAY" ADVISORY VOTES
SHAREHOLDER PROPOSALS AND NOTICES

April 9, 2012

Dear Fellow Shareholder,

We invite you to attend the Waterstone Financial, Inc. Annual Meeting of Shareholders, which will be held at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin at 10:00 a.m., Central Time, on Tuesday, May 22, 2012.

We are once again furnishing proxy materials to our shareholders over the internet, as permitted by rules adopted by the Securities and Exchange Commission.  You may read, print and download our 2011 Annual Report to Shareholders on Form 10-K and our Proxy Statement at www.proxyvote.com.  On March 29, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online.  The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail.  If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.

You may vote your shares by internet, by telephone, by regular mail or in person at the Annual Meeting.  Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting.  Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted.

Sincerely,

DOUGLAS S. GORDON
Chief Executive Officer

WATERSTONE FINANCIAL, INC.

11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(414) 761-1000

______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2012
_____________________________

To the Shareholders of Waterstone Financial, Inc.:

The 2012 annual meeting of shareholders of Waterstone Financial, Inc. will be held on Tuesday, May 22, 2012, at 10:00 a.m., Central Time, at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin for the following purposes:

(1)	Electing two directors to serve for a term expiring in 2015;
(2)	An advisory, non-binding resolution to approve to the executive compensation described in the Proxy Statement;
(3)	Ratifying the selection of KPMG LLP as Waterstone Financial, Inc.’s independent registered public accounting firm; and
(4)	Transacting such other business as may properly come before the annual meeting or any adjournment thereof.

The board of directors has fixed the close of business on April 9, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only shareholders of record at the close of business on that date will be entitled to vote at the annual meeting.  Lamplighter Financial, MHC, our mutual holding company, owns 74% of our outstanding shares and intends to vote its shares in favor of the proposals described in this Proxy Statement.

We call your attention to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting.  Please read it carefully.

By Order of the Board of Directors

William F. Bruss
Senior Vice President and Secretary

Wauwatosa, Wisconsin
April 9, 2012

PROXY STATEMENT

WATERSTONE FINANCIAL, INC.
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(414) 761-1000
______________________

SOLICITATION AND VOTING

This Proxy Statement and accompanying Proxy Card are furnished to the shareholders of Waterstone Financial, Inc. in connection with the solicitation of proxies by the Waterstone Financial board of directors for use at the annual meeting of shareholders on Tuesday, May 22, 2012, and at any adjournment of the meeting.  The 2011 Annual Report on Form 10-K is attached to the Proxy Statement and contains business and financial information concerning us.  Our proxy materials are being made available to shareholders on or about April 9, 2012.

Record Date and Meeting Information.  The board of directors has fixed the close of business on April 9, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only holders of record of our common stock, the only class of voting stock of Waterstone Financial outstanding, on the record date are entitled to notice of and to vote at the annual meeting.  Each share of common stock is entitled to one vote.  At the record date, there were 31,350,097 shares of common stock issued and outstanding.

The board of directors of Waterstone Financial knows of no matters to be acted upon at the annual meeting other than as set forth in the notice attached to this Proxy Statement.  If any other matters properly come before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.

Voting Your Shares.  Any shareholder entitled to vote at the annual meeting may vote either in person, by a properly executed proxy or online as described in the notice to shareholders and the proxy card.  Shares represented by properly executed proxies received by Waterstone Financial will be voted at the annual meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date, using the internet or telephone voting options explained on the Proxy Card, or by voting in person at the annual meeting.  Attendance at the annual meeting will not in itself constitute revocation of a proxy.  If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the annual meeting.

Shares in Employee Plans.  Any shareholder who owns shares through an allocation to that person’s account under the WaterStone Bank Employee Stock Ownership Plan (the "ESOP") will receive a separate Proxy Card to instruct the ESOP’s Trustee how to vote those shares.  The ESOP Trustee, Marshall & Ilsley Trust Company NA, will vote shares allocated to those employees’ ESOP accounts in accordance with the participant’s voting instructions on the proxies.  The ESOP administrator may vote, in its discretion, unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated.  It is expected that those shares will be voted for all nominees and proposals.

Shares Held by Charitable Foundation.  Under applicable regulations and the terms of the Plan of Reorganization pursuant to which WaterStone Bank converted into the mutual holding company form, the Waukesha County Community Foundation, Inc. must vote all shares of Waterstone Financial common stock held by it in the same ratio as all other shares of Waterstone Financial voted on each proposal by Waterstone Financial shareholders.  On the record date, the Waukesha County Community Foundation held 29,000 shares of Waterstone Financial common stock.

Quorum and Required Vote.  A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the annual meeting.  Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.  The inspector of election appointed by the board of directors will count the votes and ballots at the annual meeting.

As to the election of directors, shareholders may vote “FOR” or “WITHHELD” as to each or all of the nominees.  A plurality of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote is required for the election of directors.  In other words, the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors in a class to be chosen at the annual meeting.  With respect to the election of directors, any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.

As to the ratification of auditors, shareholders may vote “FOR”, “Against” or may “ABSTAIN” from voting on the matter.  The affirmative vote of a majority of shareholders present at the annual meeting in person or by proxy is required to ratify KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2012, without regard to broker non-votes or proxies marked “ABSTAIN”.

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a stockholder may:  (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on Waterstone Financial, Inc. or the board of directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on Waterstone Financial, Inc. or the board of directors.

Lamplighter Financial MHC owns 74% of the outstanding shares of Waterstone Financial common stock.  Lamplighter Financial MHC intends to vote all of its shares in favor of the proposals which means that passage of all items is assured.

Expenses and Solicitation.  We will pay expenses in connection with the solicitation of proxies.  Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication.  Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses.  Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonableexpenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth information regarding the beneficial ownership of Waterstone Financial common stock on the record date by each director and nominee for director, by each executive officer named in the Summary Compensation Table below and by all of our directors and executive officers as a group.  None of the shares beneficially owned by our directors or officers are pledged as collateral for loans.

	Number of Shares and
	Nature of Beneficial	Percent
Name of Beneficial Owner	Ownership (1)(2)	of Class

Lamplighter Financial, MHC(4)	23,050,183	73.53%

Rebecca M. Arndt	58,356	*
William F. Bruss	100,485	*
Thomas E. Dalum	98,351	*
Eric J. Egenhoefer	21,935	*
Douglas S. Gordon	431,958	1.38%
Michael L. Hansen	240,844	*
Richard C. Larson	121,456	*
Patrick S. Lawton	194,453	*
Stephen J. Schmidt	76,500	*
All directors and executive officer as a group (9 persons) (3)
	1,572,972	5.02%
__________________
*	Less than 1.0%
(1)
Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares.  Number of shares identified as indirect beneficial ownership with shared voting and dispositive power:  Mr. Egenhoefer - 10,000: Ms. Arndt – 8,648; Mr. Bruss – 16,985; Mr. Dalum – 23,351; Mr. Gordon – 33,329; Mr. Hansen – 170,000; Mr. Larson – 18,956; Mr. Lawton – 19,600; group – 519,323.  See also note (3) below.

(2)
Includes the following shares underlying options which are exercisable within 60 days of the record date:  Ms. Arndt – 25,000; Messrs. Bruss, Dalum, Hansen, Larson, Lawton and Schmidt – 50,000 shares each; Mr. Gordon – 250,000; all directors and executive officers as a group – 585,000.

(3)
The total for the group (but not any individual) includes 228,454 unallocated shares held in the ESOP, as to which voting and dispositive power is shared.  As administrator, WaterStone Bank (through its board) may vote, in its discretion, shares which have not yet been allocated to participants.  Employees may vote the shares allocated to their accounts; the administrator will vote unvoted shares in its discretion.  Allocated shares are included only if allocated to named executive officers, in which case they are included in those individuals' (and the group's) beneficial ownership.

(4)	The mailing address of Lamplighter Financial, MHC is 11200 W Plank Ct., Wauwatosa, WI 53226.

     The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Proxy Statement.  It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

PROPOSAL 1.  – THE ELECTION OF DIRECTORS

The charter provides that the number of directors of Waterstone Financial, Inc. shall be between five and fifteen, as determined by the board of directors and set forth in our bylaws.  At each annual meeting the term of office of one class of directors expires and a class of directors is elected to serve for a term of three years or until their successors are elected and qualified.  Messrs. Gordon and Lawton, the directors whose terms expire at the annual meeting, are being nominated for re-election as directors for terms expiring in 2015.  Shares represented by proxies will be voted FOR the election of the nominees unless otherwise specified by the executing shareholder.  If any nominee declines or is unable to act as a director, which we do not foresee, proxies may be voted with discretionary authority for a substitute nominee designated by the board.

Information regarding the nominee and the directors whose terms continue is set forth in the following table.  The board of directors unanimously recommends that shareholders vote FOR the election of the director nominees listed below.

Name and Age	Principal Occupation and Business Experience (1)	Director Since (2)

	Nominees for Terms expiring in 2015

Douglas S. Gordon, 54	Chief Executive Officer and President of Watertone Financial and WaterStone Bank since January 2007; President and Chief Operating Officer of WaterStone Bank prior to 2007 and beginning in 2005; Real estate investor. Mr. Gordon brings extensive prior banking experience as an executive officer at M&I Bank and at Security Savings Bank. He has extensive firsthand knowledge and experience with the Company’s lending markets and its customers. Mr. Gordon has a B.A. from the University of Wisconsin – Parkside and an M.B.A. from Marquette University.	2005

Patrick S. Lawton, 55 (3)(4)(5)(6)	Managing Director of Fixed Income Capital Markets for Robert W. Baird & Co., Incorporated. As an R.W. Baird Managing Director, Mr. Lawton brings his investment portfolio expertise to the board of directors. Mr. Lawton has a B.S.B.A. and an M.B.A. from Marquette University.	2000

	Continuing Directors - Terms expiring in 2014

Michael L. Hansen, 60 (4)(5)(6)	Business investor; current significant ownership interest in Jacsten Holdings LLC, Eagle Metal Finishing LLC, Mid-States Contracting, Inc., and Midwest Metals LLC. In addition to extensive entrepreneurial experience, Mr. Hansen is a C.P.A. with 13 years of audit and tax experience at an international public accounting firm. Mr. Hansen brings this experience to the board of directors and to the audit committee in particular. Mr. Hansen has a B.B.A. from the University of Notre Dame.	2003

Stephen J. Schmidt, 50 (4)(5)(6)	President of Schmidt and Bartelt Funeral and Cremation Services. Mr. Schmidt has solid entrepreneurial experience and extensive community contact throughout the communities served by WaterStone Bank. Mr. Schmidt has an Associates Degree from the New England Institute and a B.A. from the University of Wisconsin – Stevens Point.	2002

	Continuing Directors - Terms expiring in 2013

Thomas E. Dalum, 71 (4)(5)(6)	Former chairman and CEO of UELC, an equipment leasing company and of DUECO, an equipment manufacturer and distributor. Mr. Dalum brings a strong entrepreneurial background, an outstanding history of community involvement and public service plus more than 30 years of experience as a member of the Waterstone Financial board of directors. Mr. Dalum has a B.A. from the University of Notre Dame and an M.B.A. from Northwestern University.	1979

_________________

(1)  Unless otherwise noted, all directors have been employed in their respective principal occupations listed for at  least the past five years.
(2)  Indicates the date when director was first elected to the board of WaterStone Bank.  Each of these persons became a director of Waterstone Financial in 2005.
(3) Chairman of the Board and of WaterStone Bank, effective January 1, 2007.
(4) Member of the Compensation Committee, of which Mr. Lawton is Chairman.
(5) Member of the Nominating Committee, of which Mr. Schmidt is Chairman.
(6) Member of the Audit Committee, of which Mr. Hansen is Chairman.

Information regarding named executive officers who are not directors of Waterstone Financial is set forth in the following table.

Name and Age	Offices and Positions with Waterstone Financial and WaterStone Bank	Executive Officer Since
Richard C. Larson, 55	Chief Financial Officer and Senior Vice President of Waterstone Financial and of WaterStone Bank	1990
William F. Bruss, 42	General Counsel, Senior Vice President and Secretary of Waterstone Financial and of WaterStone Bank	2005
Rebecca M. Arndt, 44	Vice President – Retail Operations of WaterStone Bank previously First Vice President, Retail Banking at Ozaukee Bank	2006
Eric J. Egenhoefer, 36	President of Waterstone Mortgage Corporation	2008

Board Meetings and Committees

The Waterstone Financial board of directors met five times during the year ended December 31, 2011 on behalf of Waterstone Financial and an additional 12 times in their capacity as directors of WaterStone Bank. The board of directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards.  The board of directors has determined that Messrs. Dalum, Hansen, Lawton and Schmidt are “independent” directors within the meaning of such standards.  In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported in this Proxy Statement and that had an impact on our determination as to the independence of our directors.  Therefore, all members of the Audit, Compensation and Nominating Committees are “independent.”  As part of their meetings, independent directors regularly met without management or non-independent directors present.  Directors attended all meetings of the board and meetings of the committees of the board on which such director served during the year with two exceptions.  Mr. Lawton was excused from an Audit Committee meeting on March 2, 2011 and from the Waterstone Financial board meeting, the WaterStone Bank board meeting and the Audit Committee meeting all on April 26, 2011.

The Audit Committee met ten times during the year ended December 31, 2011.  The board of directors has determined that each member of the Audit Committee meets not only the independence requirements applicable to the committee as prescribed by the NASDAQ corporate governance listing standards, but also by the Securities and Exchange Commission.  On behalf of the Audit Committee, Mr. Hansen, its chair, also regularly consults with the Waterstone Financial independent registered public accounting firm about the Waterstone Financial periodic public financial disclosures.  The board believes that all of the members of the Audit Committee have sufficient experience, knowledge and other personal qualifications to be "financially literate" and to be active, effective and contributing members of the Audit Committee.  Mr. Hansen has been designated an “audit committee financial expert” pursuant to the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission regulations.  See also “Report of the Audit Committee” for other information pertaining to the Audit Committee.

The Compensation Committee, chaired by Mr. Lawton, held two meetings during the year ended December 31, 2011.  Each member of the Compensation Committee is considered independent as defined in the NASDAQ corporate governance listing standards.  The Compensation Committee has the responsibility for and authority to either establish or recommend to the board: compensation policies and plans; salaries, bonuses and benefits for all officers; salary and benefit levels for employees; determinations with respect to stock options and restricted stock awards; and other personnel policies and procedures.  The Compensation Committee has the authority to delegate the development, implementation and execution of benefit plans to management.  See also “Compensation Discussion and Analysis" and "Compensation Committee Interlocks and Insider Participation” for other information pertaining to the Compensation Committee.

The Nominating and Corporate Governance Committee, chaired by Mr. Schmidt, held one meeting during the year ended December 31, 2011.  Each member of the nominating committee is considered “independent” as defined in the NASDAQ corporate governance listing standards.  Our board of directors has adopted a written charter for the nominating committee.  A copy of the nominating committee charter, together with its appendix, is also available at our website at http://www.wsbonline.com on the “Resources” tab under the link “Investor Relations – Corporate Governance.”

The functions of the nominating committee include the following:
•	to lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence;
•	to review the committee structure and make recommendations to the board of directors regarding committee membership; and
•	to develop and recommend to the board of directors for its approval a set of corporate governance guidelines.

The nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective.  If any member of the board of directors does not wish to continue in service, or if the committee or the Board decides not to re-nominate a member for re-election, or if the size of the board of directors is increased, the nominating committee would solicit suggestions for director candidates from all board members.

Qualifications of director candidates are described in the Appendix to the Nominating Committee Charter.  Factors considered include strength of character, honesty and integrity, an inquiring and independent mind, judgment, skill, diversity, education, experience with businesses and other organizations, the interplay of the candidates’ experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board and its committees.  Nominees must have a background which demonstrates an understanding of business and financial affairs and the complexities of a business organization.  Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government.  Areas of core competency that should be represented on the board as a whole include accounting and finance, business judgment, management, crisis response, industry knowledge, leadership and strategic vision.

The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”

The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted to it by shareholders, and it does not intend to evaluate proposed nominees differently depending upon who has made the proposal.  Shareholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226.  The Corporate Secretary must receive a submission not more than 110 days and not less than 80 days prior to the date of our next annual meeting.  The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the nominating committee;
•
the name and address of the shareholder as they appear on our books and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the Proxy Statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between us and the candidate;
•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a shareholder for presentation at an annual meeting of shareholders will also need to comply with any additional procedural and informational requirements we may adopt in the future.

Waterstone Financial has adopted charters for the Audit, Compensation and Nominating and Corporate Governance Committees.  We will continue to respond to and comply with SEC and NASDAQ Stock Market requirements relating to board committees.  Copies of the charters for our Audit, Compensation and Nominating and Corporate Governance Committees (including director selection criteria) and other corporate governance documents can be found on our website, at www.wsbonline.com, on the “Resources” tab under the link “Investor Relations-Corporate Governance.”  If any of those documents are changed, or related documents adopted, those changes and new documents will be posted on our corporate website at that address.

Other Board and Corporate Governance Matters

Board Leadership Structure and Risk Oversight Role.    The role of chairman of the board of directors and chief executive officer/president of the Company are not currently held by the same person.  The chairman of the board has never been an officer or employee of the Company or the Bank.  The foregoing structure is not mandated by any provision of law or our articles of incorporation or bylaws, but the board of directors currently believes that this structure provides for an appropriate balance of authority between management and the board.  The board of directors reserves the right to establish a different structure in the future.

The board of directors of the Company, all of the members of which are also members of the board of directors of the Bank, is actively involved in the Company's and Bank's risk oversight activities, through the work of numerous committees of the Company and Bank, and the policy approval function of the board of directors of the Bank.

Communications between Shareholders and the Board.  A shareholder who wants to communicate with the board of directors or with any individual director can write to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226, Attention:  Board Administration.  The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

 Director Attendance at Annual Shareholders’ Meeting.  Waterstone Financial expects all of its directors to attend the annual meeting of shareholders.  Last year, all directors attended our annual meeting of shareholders.

Code of Ethics.  Waterstone Financial has adopted a code of ethics that reflects current circumstances and SEC and NASDAQ definitions for such codes.  We have adopted a code of business conduct and ethics for ourselves, WaterStone Bank and other subsidiaries.  Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations.  The code applies to all directors, officers and employees of Waterstone Financial and subsidiaries.  We have posted a copy of the code of business conduct and ethics on our corporate website, at www.wsbonline.com, on the “Resources” tab under the link “Investor Relations-Corporate Governance.”  As further matters are documented, or if those documents (including the code of business conduct and ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the corporate website at that address.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy.  The primary objectives of our executive compensation programs are to attract and retain highly-qualified executives, encourage extraordinary management effort through well-designed incentive opportunities and contribute to the short- and long-term interests of our shareholders. Executive compensation includes base salary, discretionary bonus and equity incentive awards. The programs are intended to reward the accomplishment of strategic plan goals and objectives as evaluated by members of the compensation committee.  They are further intended to reward enhanced shareholder value as measured by share price.

Base Salary.  In determining the base salary of executive officers, the committee reviewed, among other things, third party surveys of peer institutions, the historical compensation of those officers under review and performance measures of Waterstone Financial and its subsidiaries.  The compensation committee’s 2008 detailed review and analysis for calendar 2009 resulted in a shift of Bank executive cash compensation from bonus to base salary.  As a result, 2009 base salaries increased by 18%, however total compensation for named executives decreased by 8%.  The compensation committee’s executive base salary review and analyses for calendar years 2010 and 2011 resulted in base salaries remaining unchanged from 2009 for the CEO.  The calendar 2011 average increase for the other Bank executive officers was 2.3%.  This was the first increase in base salary since 2009.  The compensation committee concluded that the level of base salary did not need to be further raised in order to accomplish the objectives noted above.  Base salary for the president of the mortgage banking subsidiary was increased by 15.3% in 2011 based on the subsidiary’s 2010 operating performance.    The Compensation Committee commissioned Verisight to perform a third party compensation analysis in 2011 to be used as the basis of for determining both Bank executive and director compensation for calendar 2012.

Bonus.  Bonus amounts have historically been determined on a discretionary basis following a review of our performance and that of the executive in question.  Bonuses are earned over a calendar year and are paid out in January following the end of the calendar year.  As a result of the net losses generated in 2009, 2010 and 2011, the compensation committee eliminated all bonus compensation for WaterStone Bank executives.  Only Mr. Egenhoefer, President of Waterstone Mortgage Corporation, was awarded a discretionary bonus due to the significant increase in operating profit generated by that subsidiary.  During 2010, the compensation committee established a bonus formula for Mr. Egenhoefer based on the level of pretax income generated by the subsidiary as adjusted for specified intercompany transactions.  His 2011 and 2010 bonuses were determined by that formula.

Equity Incentives.  The Compensation Committee believes that equity-based compensation can provide an important incentive to executive officers while also aligning their interests with those of shareholders, since the value of the compensation will depend upon stock price performance.  The ESOP, initially established in 2005, and the 2006 Equity Incentive Plan, approved by shareholders in May 2006, provide certain equity-based incentive compensation.  Both restricted stock awards and option awards were granted to directors and Bank executive officers in January 2007 and were reported as a component of their total compensation for 2007.  The Compensation Committee targeted long-term equity incentives at approximately one-third of total annual compensation for executive management.  With regard to the chief executive officer, the Compensation Committee targeted long-term equity incentives at more than half of total annual compensation.  The allocation between the restricted stock awards and the option awards was generally an equal split.  This is especially true for newly employed executives.  For those executives that remain with us throughout the vesting period and who are fully vested in our other benefit plans, the allocation between restricted stock awards and option awards was more heavily weighted to the restricted stock awards.  Dividends declared on our stock are paid to the holders of both vested and unvested restricted stock awards.

The initial grants of restricted stock awards and option awards under the 2006 Equity Incentive Plan were made to Bank executives on January 5, 2007.  That date was before fourth quarter operating information was available and was more than a month prior to our fourth quarter earnings release.  The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant date.  The equity incentive elements of total compensation very clearly tie to the compensation committee’s objectives of executive retention due to the vesting schedules and to enhanced shareholder value due to the tie to our share value.  A stock option award was granted to Mr. Egenhoefer on October 20, 2010.  The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant date.

In the event of a change in control, the unvested equity incentive awards held by each recipient will vest automatically.  Vested awards may be immediately cancelled and paid out in cash or stock based upon the highest fair market value per share of the stock during the 60-day period immediately preceding cancellation. A second-step conversion of our mutual holding company to stock form will not be considered a change in control.

The ESOP is a tax-qualified retirement plan that benefits all eligible employees proportionately.  The ESOP replaced our defined benefit pension plan and is not separately considered in the review and evaluation of annual executive compensation.  ESOP allocations are made annually as of December 31 to all eligible employees.  An employee must complete a full year of service and be employed by us on December 31 in order to receive an annual allocation each year.  In the event of plan termination, all allocated benefits become fully vested immediately.  Dividends paid with respect to shares of our stock allocated to participant accounts shall be used to repay any ESOP loan or credited proportionately to participant accounts.

Our chief executive officer had an active role in working with the compensation committee to develop overall, long-term compensation programs.  All final decisions were made exclusively by the compensation committee.

Chief Executive Officer Compensation.  Base salary and bonus paid to Douglas S. Gordon for the year ended December 31, 2011 remained unchanged from the prior year.    Mr. Gordon’s long-term commitment to us is supported by the equity incentive awards issued in 2007 that vest over the five years ended January 5, 2012.  Regulatory limitations on restricted stock and stock option grants made to the Chief Executive Officer mean that there are only and insignificant number of equity incentive awards remaining in the 2006 Equity Incentive Plan that can be granted to Mr. Gordon.

Report of the Compensation Committee on Executive Compensation.  The compensation committee has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management.  Based on this review and discussion, the compensation committee recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

This report has been provided by the compensation committee:
Patrick S. Lawton, Chairman
Thomas E. Dalum
Michael L. Hansen
Stephen J. Schmidt

PROPOSAL 2. – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer, Principal Financial Officer and our three other most highly compensated executive officers of the Company (“Named Executive Officers”) is described above in general and is shown in detail in the Executive Compensation and Compensation Discussion and Analysis sections.  Stockholders are urged to read the Executive Compensation and Compensation Discussion and Analysis sections of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the compensation paid to the “named executive officers,” as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to Item 402 Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the 2011 compensation tables and narrative discussion is hereby approved.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the board of directors.  Although non-binding, the board of directors and the compensation committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter.  The board of directors and the compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The board of directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 2.

EXECUTIVE COMPENSATION

The following table shows the compensation of Douglas S. Gordon, our principal executive officer, Richard C. Larson, our principal financial officer and three other executive officers who received total compensation of more than $100,000 during the past fiscal year.

SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compen-sation ($)(4)	Total ($)
Douglas S. Gordon Chief Executive Officer of Waterstone Financial and WaterStone Bank	2011 2010 2009	420,000 420,000 420,000	0 0 0	0 0 0	0 0 0	16,263 7,320 15,551	436,263 427,320 435,551
Richard C. Larson Chief Financial Officer of Waterstone Financial and WaterStone Bank	2011 2010 2009	236,000 233,400 233,400	0 0 0	0 0 0	0 0 0	21,458 19,762 17,986	257,458 253,162 251,386
William F. Bruss General Counsel and Senior Vice President of Waterstone Financial and WaterStone Bank	2011 2010 2009	204,200 196,700 196,700	0 0 0	0 0 0	0 0 0	21,448 18,363 14,565	225,648 215,063 211,265
Eric J. Egenhoefer President of Waterstone Mortgage Corporation	2011 2010 2009	200,000 173,462 179,039	80,000 120,000 25,000	0 0 0	0 109,000 0	5,600 0 0	285,600 402,462 204,039
Rebecca M. Arndt Bank Vice President, Retail Operations	2011 2010 2009	148,000 145,000 145,000	0 0 0	0 0 0	0 0 0	12,064 18,074 14,199	160,064 163,074 159,199
________________________________
(1)	There was no executive non-equity incentive plan compensation granted.
(2)
Salary includes amounts contributed by participants in the WaterStone Bank 401(k) Plan.  Mr. Gordon’s salary includes 401(k) contributions of $19,314 in 2011 and $22,000 in 2010 and 2009.  Mr. Larson’s salary includes 401(k) contributions of $4,085 in 2011.  Mr. Bruss’ salary includes 401(k) contributions of $5,483 in 2011, $6,506 in 2010 and  $10,875 in 2009.  Ms. Arndt’s salary includes 401(k) contributions of $14,093 in 2011, $14,509 in 2010 and $12,174 in 2009.  Mr. Egenhoefer contributed $16,500 to the Waterstone Mortgage Corp 401(k) Plan in each of 2010 and 2009.

(3)	Reflects the aggregate grant-date fair value of the stock and option awards granted during the years shown as calculated in accordance with FASB ASC Topic 718.
(4)
All other 2011 compensation includes ESOP shares valued at $2.65 per share allocated on December 31, 2011 and total $7,517 for Mr. Gordon, $7,285 for Mr. Larson, $6,289 for Mr. Bruss and $4,537 for Ms. Arndt.  Mr. Egenhoefer is not eligible to participate in the ESOP.  All other 2010 compensation includes ESOP shares valued at $3.48 per share allocated on December 31, 2010 and total $8,467 for Mr. Gordon, $8,227 for Mr. Larson, $6,922 for Mr. Bruss and $5,105 for Ms. Arndt.  All other 2009 compensation includes ESOP shares valued at $3.28 per share allocated on December 31, 2009 and total $7,713 for each of Messrs. Gordon and Larson, $7,429 for Mr. Bruss and $5,568 for Ms. Arndt.  All other compensation also includes club membership dues.  Mr. Gordon’s membership dues were expense of $1,699 for 2011, a refund of $7,770 for 2010 and expense of $2,621 for 2009; Mr. Larson’s membership dues were $5,615 for 2011, $4,960 for 2010 and $5,104 for 2009; Mr. Bruss’ membership dues were $6,621 for 2011, $6,411 for 2010 and $109 for 2009; Ms. Arndt’s dues were $984 for 2011 and 2010 and $1,140 for 2009.  All other compensation includes personal use of company-owned vehicles.  The value of such use amounted to $7,051 in 2011, $6,623 in 2010 and $5,217 in 2009 for Mr. Gordon; $8,558 in 2011, $6,575 in 2010 and $5,169 in 2009 for Mr. Larson; $8,538 in 2010, $5,030 in 2010 and  $7,030 in 2009 for Mr. Bruss; $6,543 in 2011, $11,985 in 2010 and $7,490 in 2009 for Ms. Arndt.   Mr. Egenhoefer was paid a car allowance of $5,600 in 2011.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Option Awards (#)(1)	Exercise Price of Option Awards ($/sh)
Eric J. Egenhoefer	10/20/2010	50,000	3.80
________________________________
(1)
Amounts in this column represent the total number of stock options granted to the named executive officer.  The stock options vest ratably over a five-year period and expire if not exercised prior to the end of the tenth year.  No stock options were granted in either 2011 or 2009.

OUTSTANDING EQUITY AWARDS AT YEAR-END
December 31, 2011

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares That Have Not Vested (#)(2)	Market Value of Shares That Have Not Vested($)(3)
Douglas S. Gordon	200,000	50,000	17.67	1/5/2017	20,000	37,800
Richard C. Larson	40,000	10,000	17.67	1/5/2017	3,300	6,237
William F. Bruss	40,000	10,000	17.67	1/5/2017	2,700	5,103
Rebecca M. Arndt	20,000	5,000	17.67	1/5/2017	2,000	3,780
Eric J. Egenhoefer	10,000	40,000	3.80	10/20/2020	0	0
________________________________
(1)
Option awards issued under the 2006 Equity Incentive Plan with an expiration date of 10 years from the date of grant.  The exercise price is equal to the closing market price on the grant date.  Options vest in five annual increments of 20% each beginning on the first anniversary of the grant date.

(2)
Consists of restricted shares awarded on January 5, 2007 under the 2006 Equity Incentive Plan.  The restricted shares vest in five annual increments of 20% each beginning on the first anniversary of the initial award.

(3)	Based on the $1.89 per share closing price of our common stock on December 31, 2011, the last trading day of the year.

OPTION EXERCISES AND STOCK VESTED
Year Ended December 31, 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(1)
Douglas S. Gordon	0	0	20,000	63,800
Richard C. Larson	0	0	3,300	10,527
William F. Bruss	0	0	2,700	8,613
Rebecca M. Arndt	0	0	2,000	6,380
Eric J. Egenhoefer	0	0	0	0
________________________________
(1)	Based on the $3.19 per share closing price of our common stock on January 4, 2011, the last trading day before the vesting date.

Other Benefit Plans

           Employee Stock Ownership Plan and Trust. The ESOP became effective on October 4, 2005.  Employees who are at least 21 years old and who have completed at least one year of service are eligible to participate. The ESOP trust borrowed funds from Waterstone Financial for the purchase of 761,515 shares in the open market, which represented 7.5% of the total Waterstone Financial shares sold in the initial public offering and those contributed to the charitable foundation.  The trust does not anticipate purchasing any additional shares at this time.

The common stock purchased by the ESOP serves as collateral for the loan. The loan is being repaid principally from WaterStone Bank discretionary contributions to the ESOP over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is fixed at 5.0% per annum. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of their compensation in the year of allocation. Benefits under the plan vest in accordance with a graded vesting schedule providing full vesting after the completion of six years of credited service. A participant's interest in his account under the plan fully vests in the event of termination of service due to a participant's normal retirement, death, or disability. Vested benefits are payable in the form of common stock and/or cash and benefits are generally distributable upon a participant's separation from service.

WaterStone Bank contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. In any plan year, WaterStone Bank may make additional discretionary contributions (beyond those necessary to satisfy the loan obligation) to the ESOP for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders or which constitute authorized but unissued shares or shares held in treasury by Waterstone Financial. The timing, amount and manner of discretionary contributions will be affected by several factors, including applicable regulatory policies, the requirements of applicable laws and regulations and market conditions. WaterStone Bank’s contributions to the ESOP are not fixed; therefore, benefits payable under the ESOP cannot be estimated. We are required to record compensation expense each year in an amount equal to the fair market value of the shares committed to be released.  During the year ended December 31, 2011, 76,152 shares were allocated to participants in the ESOP, which resulted in compensation expense of $202,000 for the year ended December 31, 2011.

Plan participants are entitled to direct the plan trustee on how to vote common stock credited to their accounts. The trustee votes all allocated shares held in the ESOP as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted by the trustee, subject to the fiduciary responsibilities of the trustee.

The ESOP must meet certain requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. WaterStone Bank has requested a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the ESOP receipt of which was acknowledged by the Internal Revenue Service on January 31, 2011. WaterStone Bank expects to receive a favorable determination letter, but cannot guarantee that it will.

401(k) Plan. The WaterStone Bank 401(k) Plan and the Waterstone Mortgage Corporation 401(k) Plan are tax qualified plans under Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.  Bank employees over the age of 18 and Waterstone Mortgage employees over the age of 21 become eligible to make salary reduction contributions to the 401(k) Plan and to receive any matching or discretionary contributions made to the 401(k) Plan by WaterStone Bank or Waterstone Mortgage Corporation on the first of the month following their date of employment.

Participants under age 50 may elect to annually contribute a maximum of $16,500 in calendar year 2011 while participants age 50 and greater may elect a maximum annual contribution of $22,000.  Maximum annual employee contributions are further restricted to 90% of eligible compensation.  WaterStone Bank and/or Waterstone Mortgage Corporation may make discretionary profit sharing contributions to their respective  401(k) Plans but have never done so.  Plan participants direct the investment of their accounts in several types of investment funds.  Participants are always 100% vested in their elective deferrals and related earnings.  Participants become vested in any discretionary profit sharing contributions and related earnings in 20% increments, beginning with the completion of two years of service and ending with the completion of six years of service.  Participants are permitted to receive a distribution from the 401(k) Plan only in the form of a lump sum payment.

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2011.

DIRECTOR COMPENSATION

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Patrick S. Lawton Chairman of the Board; Compensation Committee Chairman	39,500	0	0	39,500
Michael L. Hansen Audit Committee Chairman	32,000	0	0	32,000
Stephen J. Schmidt Nominating Committee Chairman	29,500	0	0	29,500
Thomas E. Dalum Director	27,000	0	0	27,000
________________________________
(1)	Includes annual retainer, committee and chairmanship fees.
(2)	Reflects the aggregate grant-date fair value of the stock and option awards granted during 2011 calculated in accordance with FASB ASC Topic 718.

In 2011, we paid each non-officer director an annual retainer of $12,000.  In addition, annual fees paid to both the Chairman of the Board and the Chairman of the Audit Committee totaled $10,000 each while the Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each received $7,500.  Finally, each regular non-chairperson member of each of the three committees previously mentioned received an annual fee of $5,000.  These amounts were unchanged from the prior year.  The Compensation Committee commissioned a third party compensation analysis in 2011 to be used as the basis of for determining both Bank executive and director compensation for calendar 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, Waterstone Financial directors, its executive officers and any person holding more than 10% of the common stock are required to report their initial ownership of the common stock and any change in that ownership to the SEC.  Specific due dates for these reports have been established and we are required to disclose in this Proxy Statement any failure to file such reports by these dates during the last year.  We believe that all of these filing requirements were satisfied on a timely basis for the year ended December 31, 2011 with the exception of Mr. Dalum’s December 14, 2011 indirect purchase of 10,000 shares as reported on SEC Form 4 filed with the SEC on January 30, 2012.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee was an officer or employee of Waterstone Financial, WaterStone Bank or any subsidiary, nor did any of them have any other reportable interlock.

CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL

WaterStone Bank has had, and expects to continue to have, regular business dealings with its officers and directors, as well as their associates and the firms which they serve.  Our historical policy has been that transactions with its directors and executive officers be on terms that are no more beneficial to the director or executive officer than we would provide to unaffiliated third parties.  Under our policies and procedures, all of our transactions with officers and directors require review, approval or ratification by the board of directors.  Directors and executive officers, and their associates, regularly deposit funds with WaterStone Bank.  The deposits are made on the same terms and conditions which are offered to other depositors.

In the ordinary course of business, WaterStone Bank makes loans available to its directors, officers and employees.  After six months of continuous employment, full-time employees of WaterStone Bank were entitled to receive a mortgage loan at a reduced interest rate, consistent with applicable laws and regulations.  In December 2005, the Board discontinued the employee loan program for employee loans originated after March 31, 2006.  Employee loans at reduced interest rates originated on or before March 31, 2006 continue on their same terms.

The chart below lists the named executive officers who participated in the employee mortgage loan program as of December 31, 2011 and the terms of the mortgage loans as of that date.  No directors or other executive officers of Waterstone Financial participated in the employee mortgage loan program during the year ended December 31, 2011.

Named Executive Officer	Maximum Balance During 2011	Balance as of December 31, 2011	Employee Interest Rate	Non-employee Interest Rate
Richard C. Larson	$293,458	$283,171	2.16%	5.75%
William F. Bruss	$290,768	$281,517	2.16%	5.50%

At the time of termination of employment with WaterStone Bank, the interest rate will be adjusted to the non-employee interest rate as set forth in the mortgage note.

Management believes that these loans neither involve more than the normal risk of collection nor present other unfavorable features.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors.  The interest rate on loans to directors and officers is the same as that offered to other employees.

Other than described above, since January 1, 2011, the beginning of our last fiscal year, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors, executive officers or 5% or more shareholders have a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Waterstone Financial board of directors was created in accordance with Section 3(a)(58)(a) of the Exchange Act.  The audit committee’s functions include meeting with our independent registered public accounting firm and making recommendations to the board regarding the independent registered public accounting firm; assessing the adequacy of internal controls, accounting methods and procedures; review of public disclosures required for compliance with securities laws; and consideration and review of various other matters relating to the our financial accounting and reporting.  No member of the audit committee is employed by or has any other material relationship with us other than as a customer or shareholder.  The members are “independent” as defined in Rule 4200(a)(15) of the NASD listing standards for the NASDAQ Stock Market.  The board of directors has adopted a written charter for the audit committee which can be found on our website.

In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:

•	reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management;
•	discussed with KPMG LLP, our independent registered public accounting firm, those matters which are required to be discussed by Statements on Auditing Standards, AU §380; and
•
received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

This report has been provided by the audit committee:
Michael L. Hansen, Chairman
Thomas E. Dalum
Patrick S. Lawton
Stephen J. Schmidt

Based on the foregoing, the audit committee recommended to the board that those audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.  In addition, the audit committee also considered the fees paid to KPMG LLP for services provided by KPMG during year ended December 31, 2011.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP has audited the books and records of Waterstone Financial as of and for the year ended December 31, 2011; and has served as the Bank’s principal independent accountant since March 12, 2004.  Representatives of  KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2012.  We are submitting the selection of independent registered public accountants for shareholder ratification at the annual meeting.

If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The following table presents the aggregate fees for professional services by KPMG LLP for the years ended December 31, 2011 and 2010.

	Year Ended December 31, 2011	Year Ended December 31, 2010
Audit Fees(1)	$220,000	$213,000
Other(2)	-	-
Total	$220,000	$213,000
_____________
(1)	Audit fees consist of professional services rendered by KPMG LLP for the audit of our financial statements and review of our Forms 10-Q.
(2)	None.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

SHAREHOLDER PROPOSALS AND NOTICES

Shareholder proposals must be received by the Secretary of Waterstone Financial, William F. Bruss, no later than December 10, 2012 in order to be considered for inclusion in next year’s annual meeting proxy materials pursuant to SEC Rule 14a-8.

Under SEC rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Waterstone Financial at least 45 days prior to the month and day of mailing the prior year’s Proxy Statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the Proxy Statement.  Therefore, any such matters must be received by February 12, 2013 in the case of the 2013 annual meeting of shareholders.  Waterstone Financial is not aware of any such proposals for the 2012 annual meeting.

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary.  To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than 30 days before the date of the meeting.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of Waterstone Financial, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.  The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.  This provision is not a limitation on any other applicable laws and regulations.

By Order of the Board of Directors

William F. Bruss
Senior Vice President and Secretary

Wauwatosa, Wisconsin
April 9, 2012

We will provide a copy of the Waterstone Financial Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2011 (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to:  Richard C. Larson, Chief Financial Officer, Waterstone Financial, Inc., 11200 W. Plank Ct., Wauwatosa, WI  53226.  The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SECs website at www.sec.gov.

WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA, WI 53226
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KEEP THIS PORTION FOR YOUR RECORDS
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                            DETACH AND RETURN THIS PORTION ONLY
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees
01 Patrick S. Lawton 02 Douglas S. Gordon

The Board of Directors recommends that you vote FOR proposals 2. and 3.					For	Against	Abstain
2. An advisory, non-binding resolution with respect to our executive compensation.					☐	☐	☐
3. Ratification of KPMG as the Company's auditors for the year ended December 31, 2012.					☐	☐	☐

   NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the
   Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give your full title.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement/ 10k is/are available at www.proxyvote.com.

REVOCABLE PROXY WATERSTONE FINANCIAL, INC. ANNUAL MEETING OF SHAREHOLDERS ON MAY 22, 2012 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the “Board of Directors”), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the “Meeting”) to be held at the WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 22, 2012, at 10:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED FOR PROPOSAL 2 AND FOR PROPOSAL 3, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

As a participant in the WaterStone Bank ESOP (the “Plan”), you have the right to direct Marshall & Ilsley Trust Company N.A., the Trustee of the Plan, how to vote the shares of Waterstone Financial, Inc. held for you in the Plan. These shares will be voted at the Annual Meeting of Shareholders or at any and all adjournments or postponements of the Annual Meeting. To give your voting instructions to the Trustee, please complete and return the enclosed voting card. A return envelope is provided for your convenience. If your instructions are not received by May 18, 2012 or if you do not respond, the Trustee will decide how to vote the shares held for you in the Plan. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you or any other participant has directed the Trustee to vote.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Continued and to be signed on reverse side

WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA, WI 53226
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     ☒
KEEP THIS PORTION FOR YOUR RECORDS
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                            DETACH AND RETURN THIS PORTION ONLY
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees
01 Patrick S. Lawton 02 Douglas S. Gordon

The Board of Directors recommends that you vote FOR proposals 2. and 3.					For	Against	Abstain
2. An advisory, non-binding resolution with respect to our executive compensation					☐	☐	☐
3. Ratification of KPMG as the Company's auditors for the year ended December 31, 2012.					o	☐	☐

   NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the
   Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give your full title.   Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement/ 10k is/are available at www.proxyvote.com.

REVOCABLE PROXY WATERSTONE FINANCIAL, INC. ANNUAL MEETING OF SHAREHOLDERS ON MAY 22, 2012 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the “Board of Directors”), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the “Meeting”) to be held at the WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 22, 2012, at 10:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED FOR PROPOSAL 2 AND FOR PROPOSAL 3, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Continued and to be signed on reverse side

* * * Exercise Your Right to Vote * * *
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 22, 2012

Meeting Information
WATERSTONE FINANCIAL, INC.	Meeting Type: Annual Meeting For holders as of: March 29, 2012 Date: May 22, 2012 Time: 10:00 AM CDT Location: WaterStone Bank SSB 11200 West Plank Court Wauwatosa, Wisconsin

WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA, WI 53226
You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

------  Before You Vote -------
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow g000000000000 (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g 000000000000 (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 08, 2012 to facilitate timely delivery.

------  How to Vote -------
Please Choose One of the Following Voting Methods

Vote in Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the the information that is printed in the box marked by the arrow g 000000000000 available and follow the instructions .
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
01	Nominees Patrick S. Lawton 02 Douglas S. Gordon

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. An advisory, non-binding resolution with respect to our executive compensation

3. Ratification of KPMG as the Company's auditors for the year ended December 31, 2012.

.
NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.